UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-21919

T. Rowe Price Limited Duration Inflation Focused Bond Fund, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: May 31

Date of reporting period: May 31, 2016

Item 1. Report to Shareholders

Limited Duration Inflation Focused Bond Fund	May 31, 2016

The views and opinions in this report were current as of May 31, 2016. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

REPORTS ON THE WEB

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Manager’s Letter

Fellow Shareholders

Prices of U.S. Treasury inflation protected securities (TIPS) rose over the past six months, offsetting losses in the first half of our fiscal year. It was a challenging environment for TIPS, and the sector underperformed most of the investment-grade fixed income market, including nominal Treasuries. Several factors worked against our asset class: Falling oil prices kept inflation low, real (or inflation-adjusted) yields were little changed while nominal yields fell, and inflation expectations moved lower. The Limited Duration Inflation Focused Bond Fund’s non-inflation-indexed holdings performed relatively well in this environment, but our TIPS positioning worked against us amid the volatility at the start of 2016.

Your fund returned 0.20% in the 12-month period ended May 31, 2016. As shown in the Performance Comparison table, the fund underperformed the Barclays U.S. 1–5 Year Treasury TIPS Index.

ECONOMY AND INTEREST RATES

The U.S. economy grew at a modest rate during the period. Gross domestic product increased 2.4% in 2015 before slowing to a 0.8% annualized pace in the first quarter of 2016, according to the most recent estimate. Initial reports point to a pickup in the second quarter, though perhaps smaller than many had hoped. Labor market growth was generally solid, although the pace slowed in recent months. The unemployment rate declined from 5.5% to 4.7% during the past 12 months, reaching the lowest level since November 2007. Employers added an average of 200,000 new jobs a month, and average hourly earnings increased 2.5%.

What Rising Rates Mean for Bonds

After benefiting from a prolonged period of falling interest rates, some bond investors are concerned that a new era of rising rates is at hand. Whether this is so is far from certain—rates have defied the expectations of many by remaining low even as the economy has improved, and they may stay below long-term averages for some time to come. Nevertheless, investors should be aware of the risks of investing in bonds, including the risk that interest rates will increase and weigh on bond prices.

Importantly, investors also need to understand that not all bonds or bond funds would respond uniformly in such an environment. In particular, the duration of a bond or bond fund, which is tied in part to its maturity, provides important information about how the asset will perform when rates change. Also, some bond sectors and bonds of varying quality are better insulated from rate changes and may even perform well as rates rise.

A bond fund's weighted average effective duration (shown in the Portfolio Characteristics exhibit) is the most precise indicator of how the fund will respond to rising rates. If a bond fund has a duration of 5.3 years, for example, the fund's net asset value (NAV) would be expected to fall about 5.3% in value for every one-percentage-point rise in rates. Even this is only part of the picture, however—rising rates will also generally mean higher dividends per share as the fund invests in new, higher-yielding bonds. As a result, the fund's total return (change in NAV plus dividend income) is unlikely to fall as steeply as the duration indicates.

Generally, bond funds with a shorter weighted average maturity—in other words, those with holdings that come due sooner—have lower durations and should fare better than funds with longer average maturities when rates rise. This is because investors in the bonds will not be locked into lower yields, or coupon payments, for long. When the fund receives principal payments from maturing bonds, it can reinvest them at a higher yield. Indeed, for investors in a bond fund with a low duration and weighted average maturity, higher rates can mean an increase in income potential.

Some fixed income sectors offer an added degree of protection from rising rates. Floating rate funds invest in bank loans where the interest rate on the loan is periodically reset, meaning that investors face very little interest rate risk. However, the bank loans usually have a credit profile that is below investment quality, which means these investments may have greater exposure to default risk than investment-grade bonds. Mortgage-backed securities typically fare better than other bonds of similar maturity when rates rise modestly, as fewer homeowners will refinance and pay off their loans early.

In addition, lower-quality bonds with a price that is highly sensitive to the issuer's credit rating (shown in the Quality Diversification exhibit) may perform better as rates increase. Rising rates often accompany a strengthening economy, which can lead to credit upgrades for lower-rated issuers. Also, the higher yields offered by lower-quality bonds provide an additional cushion to total return if bond prices fall as interest rates increase. However, lower-quality bonds are generally exposed to greater credit risk than other bonds because the securities carry a higher risk of default.

Headline inflation rose 1.0% in the 12-month period ended May 31, staying below the Fed’s 2% target. The consumer price index (CPI) was held down by a 10% drop in the energy category. Oil prices plunged more than 50% from May 2015 to early this year amid a supply glut; prices have recovered somewhat in recent months, though, as the dollar has weakened and expectations grew that oil-exporting nations would reduce production. Core CPI (which excludes volatile food and energy prices) has moved closer to the Fed’s target, rising 2.2% over the most recent 12 months.

In December, the Federal Reserve raised the federal funds rate to a range of 0.25% to 0.50% after keeping it near zero for seven years. The Fed noted “considerable improvement in labor market conditions” and also expressed confidence that inflation would rise to its 2% target. The Fed has paused further rate increases thus far in 2016 due to the slowdown in economic activity in the first quarter and lingering global risks.

Nominal interest rates on conventional Treasury securities with intermediate- and long-term maturities decreased over the past year, while yields on shorter maturities rose. The road to a flatter yield curve was not smooth. The yield on the 10-year U.S. Treasury note—a benchmark for many long-term borrowing costs—declined from 2.12% to 1.84% during the period but was volatile as expectations regarding the Fed’s rate hike plans and investor perception of the health of the economy went through several readjustments. The 10-year yield reached a high point near 2.50% in June as concerns over the possibility of an imminent rate increase grew. At the beginning of 2016, risk aversion again became a dominant theme, benefiting safe-haven investments, and the 10-year yield decreased sharply, falling to a 12-month low of 1.53% in mid-February.

Five-year Treasury yields reached their highest point in December at 1.79% after the Fed raised rates and fell to a low of 1.12% in February; they rose again to finish the period at 1.37%, as shown in the Interest Rate Levels chart. The two-year note, which is more directly affected by a higher federal funds rate, rose during the period.

Such curve flattening was less pronounced in the TIPS market, but this does not mean rates were stable. In fact, real rates were quite volatile, especially in the front end of the curve, where this strategy tends to invest. After starting the one-year period at -0.77%, two-year TIPS almost turned positive at the end of December but finished the period unchanged at -0.71%. Real yields on five-year TIPS followed a similar, but less pronounced, round trip. Despite the Fed’s December liftoff, negative real rates remain entrenched as TIPS with maturities of up to seven years were in negative territory at the end of the period.

Inflation expectations declined over the past year. At the end of May 2016, the difference between a 10-year TIPS yielding 0.30% and a conventional 10-year Treasury note yielding 1.84% was 154 basis points versus 159 basis points six months ago and 180 basis points one year ago. The difference between a five-year TIPS yielding -0.13% and a conventional five-year Treasury note yielding 1.37% was 150 basis points versus 135 basis points six months ago and 164 basis points one year ago. These arithmetic differences are quick proxies of the market’s inflation expectations over the respective periods. Unless actual inflation runs higher than what is priced in the market or inflation expectations move higher, TIPS struggle to deliver a higher return than comparable Treasuries.

PERFORMANCE AND PORTFOLIO REVIEW

The fund, which has been an underlying investment for the T. Rowe Price Retirement and Target Funds since its inception, opened for direct investment from the public during our annual reporting period. We would like to welcome all new investors. The fund is intended for investors who are concerned about inflation and have a long-term investment horizon. Relative to strategies benchmarked to the full TIPS index, the fund’s shorter duration should provide more protection in a rising rate environment. The fund also has the flexibility to add income by investing in high-quality fixed rate bonds when the real yields offered by TIPS are very low.

The fund’s absolute returns were constrained by the difficult environment that existed for TIPS during the period. Low inflation, low or negative real yields, and falling inflation expectations caused inflation protected bonds to underperform. And while the fund has the ability to invest outside the inflation-linked market, it became more difficult to find non-TIPS opportunities that were attractively valued and fundamentally sound. Our expectations for lower oil prices and low inflation proved correct during the period, but beating the benchmark amid the volatility we experienced would have required nearly perfect timing.

Our positioning in TIPS was the primary detractor from relative results. We owned longer maturities while underweighting the shorter end of the yield curve because of our expectation that shorter bonds would be more susceptible to falling commodity prices. This helped in the second half of 2015 but weighed on performance for the full period as commodities rallied in the first quarter, real rates moved off their lows, and volatile market conditions made it difficult to reposition the portfolio quickly.

As we noted in our previous letter, we had reduced our holdings in TIPS toward the lower end of our investment range by November and, by using T. Rowe Price’s extensive research capabilities, increased our position in investment-grade corporate bonds and asset-backed securities. We made this move to protect our shareholders in the low-inflation environment and provide additional income, and the decision contributed to relative results amid declining inflation expectations.

More recently, we have reduced the corporate bond position and reinvested the proceeds in TIPS. With oil prices reaching 13-year lows in the first quarter, it appeared that inflation expectations had reached a turning point, and we wanted to increase inflation protection in our portfolio. Regarding our out-of-benchmark positioning, it is also worth noting that while we have typically favored corporate bonds, we are now more balanced between corporates and high-quality securitized credits—such as commercial mortgage-backed securities and asset-backed securities. These investments are highly correlated to the improving health of the U.S. consumer and are less tied to moves in energy prices.

To further diversify the portfolio and to benefit from inflation trends elsewhere, we periodically invest in non-U.S. inflation-indexed bonds. In most cases, they also offer higher yields than comparable TIPS. Over the 12-month period, our investments in inflation-linked Mexican securities helped our results. Broad dollar strength and partial hedging costs, however, offset the benefit of holding these higher-yielding instruments. We reduced our nondollar positions as credit concerns grew.

While the fund’s duration has extended over the past six months (as shown in the Portfolio Characteristics table), this is largely a result of changes in the maturity profile of the types of bonds that are available in the marketplace due to patterns of issuance. The fund’s SEC yield finished the period below 0% because, as noted earlier, negative real yields pervade the front end of the TIPS market as a reflection of extraordinary Fed monetary accommodation. In addition, falling consumer prices can actually reverse inflation accretion as a source of income, which TIPS investors experienced several times this year. Such outcomes factor into how we calculate the fund’s yield, which is to say we do not adjust it for anticipated inflation. Inflation readings fluctuate from month to month, and inflation cannot be projected into the future precisely enough to be included in the yield calculation. While some fund companies may choose to incorporate an inflation projection when calculating the yield on their inflation protected bond funds, we do not because we prefer to be conservative with our accounting practices.

OUTLOOK

We expect the low-inflation and low interest rate environment to continue in the near term. Oil prices may rally at times, but we believe the energy sector is going through secular changes that will continue to stimulate output and constrain prices. Core consumer prices (excluding food and energy) may also tick up at times but should generally proceed along a stable path in the low 2% range; we see few drivers in the underlying components that could cause a quick acceleration in inflation. As for yields, the Fed remains ready to raise rates again if conditions allow, but slow global growth and accommodative monetary policies throughout much of the developed world are keeping yields at historically low levels.

A potential tailwind for the TIPS sector is coming from foreign central banks, which in much of the developed world are aggressively trying to raise growth rates and inflation levels. While less accommodative, the Fed also clearly wants to see headline inflation rise to 2%. With the market only pricing in inflation expectations of about 1.5% at the end of our period, central bank success in ushering inflation higher would be a mild surprise and arguably beneficial to TIPS.

While the short-term outlook for the TIPS market is challenging, investors should remember that an investment in TIPS can help preserve real value in their portfolio over longer time periods—even low inflation can eat into purchasing power. It is difficult for our inflation-protection strategy to avoid the headwinds in the current low-inflation environment, but we are attempting to extract as much value as the market will allow while maintaining a high-quality portfolio and protecting shareholder value. When opportunities arise, we will continue to look for other investment opportunities to help diversify the portfolio. We will remain disciplined in our investment approach and use the firm’s broad credit research capabilities to limit the risk profile of the fund.

Thank you for investing with T. Rowe Price.

Respectfully submitted,

Daniel O. Shackelford
Chairman of the fund’s Investment Advisory Committee

June 17, 2016

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund’s investment program.

RISKS OF INVESTING IN THE FUND

Bonds are subject to interest rate risk, the decline in bond prices that usually accompanies a rise in interest rates, and credit risk, the chance that any fund holding could have its credit rating downgraded or that a bond issuer will default (fail to make timely payments of interest or principal), potentially reducing the fund’s income level and share price.

When inflation is negative or concerns over inflation are low, the value and income of the fund’s investments in inflation-linked securities could fall and result in losses for the fund. During some extreme environments, the quoted yield-to-maturity on an inflation-linked security may be negative. This may reflect that the rate of inflation is anticipated to be higher than the quoted yield-to-maturity of the bond or that market participants are willing to pay a premium to receive inflation protection.

The fund’s investments in foreign securities may be adversely affected by political, social, and economic conditions overseas; reduced liquidity; or decreases in foreign currency values relative to the U.S. dollar.

GLOSSARY

Barclays U.S. 1–5 Year Treasury TIPS Index: An index that tracks the performance of U.S. Treasury inflation protected securities that have a remaining maturity of one to five years.

Basis point: One one-hundredth of a percentage point, or 0.01%.

Commercial mortgage-backed securities: Bonds backed by loans on commercial rather than residential properties.

Consumer price index (CPI): A measure of the average change over time in the prices paid by urban consumers for a representative basket of goods and services.

Duration: A measure of a bond fund’s sensitivity to changes in interest rates. For example, a fund with a five-year duration would fall about 5% in response to a one-percentage-point rise in interest rates, and vice versa.

Gross domestic product: The total market value of all goods and services produced in a country in a given year.

Nominal interest rate: The stated rate of interest offered by a fixed income security.

Real interest rate: The excess of the current interest rate over the current inflation rate.

SEC yield (30-day): A method of calculating a fund’s yield that assumes all portfolio securities are held until maturity. Yield will vary and is not guaranteed.

Treasury inflation protected securities (TIPS): Income-generating bonds that are issued by the federal government and whose interest and principal payments are adjusted for inflation. The inflation adjustment, which is typically applied monthly to the principal of the bond, follows a designated inflation index, such as the consumer price index.

Weighted average maturity: A measure of a fund’s interest rate sensitivity. In general, the longer the average maturity, the greater the fund’s sensitivity to interest rate changes. The weighted average maturity may take into account the interest rate readjustment dates for certain securities. Money funds must maintain a weighted average maturity of less than 60 days.

Yield curve: A graphic depiction of the relationship between yields and maturity dates for a set of similar securities. A security with a longer maturity usually has a higher yield. If a short-term security offers a higher yield, then the curve is said to be “inverted.” If short- and long-term bonds are offering equivalent yields, then the curve is said to be “flat.”

Performance and Expenses

Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Fund Expense Example

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Please note that the fund has two share classes: The original share class (Investor Class) charges no distribution and service (12b-1) fee, and the I Class shares are also available to institutionally oriented clients and impose no 12b-1 or administrative fee payment. Each share class is presented separately in the table.

Actual Expenses
The first line of the following table (Actual) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (Hypothetical) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual account service fee of $20, generally for accounts with less than $10,000. The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $50,000 or more; accounts electing to receive electronic delivery of account statements, transaction confirmations, prospectuses, and shareholder reports; or accounts of an investor who is a T. Rowe Price Preferred Services, Personal Services, or Enhanced Personal Services client (enrollment in these programs generally requires T. Rowe Price assets of at least $100,000). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

Portfolio of Investments ‡

(Amounts in 000s)

	Par/Shares	$ Value
CORPORATE BONDS 6.0%		
Advertising 0.3%		
Omnicom Group, 4.45%, 8/15/20	19,087	20,855
		20,855
Airlines 0.1%		
Southwest Airlines, 5.75%, 12/15/16	10,241	10,492
		10,492
Automotive 0.6%		
Ford Motor Credit, 1.684%, 9/8/17	10,220	10,229
Hyundai Capital America, 1.875%, 8/9/16 (1)	8,240	8,249
Hyundai Capital America, 2.40%, 10/30/18 (1)	15,975	16,104
Hyundai Capital Services, 4.375%, 7/27/16 (1)	7,735	7,777
		42,359
Banking 0.8%		
Bank of America, 5.65%, 5/1/18	5,435	5,807
Barclays Bank, 6.05%, 12/4/17 (1)	7,261	7,668
Discover Bank, 2.60%, 11/13/18	4,900	4,928
Discover Bank, 3.10%, 6/4/20	11,655	11,857
Discover Bank, 7.00%, 4/15/20	5,715	6,492
Discover Financial Services, 6.45%, 6/12/17	4,119	4,299
Goldman Sachs, 6.25%, 9/1/17	14,677	15,497
Santander U.K., 2.875%, 10/16/20	3,425	3,417
		59,965
Broadcasting 0.4%		
Interpublic Group of Companies, 2.25%, 11/15/17	28,211	28,282
		28,282

Building Products 0.1%		
Martin Marietta Materials, VR, 1.729%, 6/30/17	8,260	8,201
		8,201
Cable Operators 0.5%		
Charter Communications Operating, 3.579%, 7/23/20 (1)	12,270	12,651
Time Warner Cable, 5.85%, 5/1/17	7,385	7,653
Time Warner Cable, 6.75%, 7/1/18	5,590	6,094
Time Warner Cable, 8.25%, 4/1/19	8,605	9,966
		36,364
Chemicals 0.1%		
LyondellBasell, 5.00%, 4/15/19	6,685	7,180
		7,180
Computer Service & Software 0.4%		
HP Enterprise, 2.45%, 10/5/17 (1)	28,355	28,604
		28,604
Consumer Products 0.1%		
Newell Rubbermaid, 2.15%, 10/15/18	8,285	8,351
		8,351
Drugs 0.1%		
Perrigo, 1.30%, 11/8/16	3,990	3,986
		3,986
Energy 0.4%		
Columbia Pipeline, 2.45%, 6/1/18	6,270	6,273
Delek & Avner-Yam Tethys, 2.803%, 12/30/16 (1)	4,165	4,165

ASSET-BACKED SECURITIES 4.5%

Auto Backed 1.5%

AmeriCredit Automobile Receivables Trust Series 2016-1, Class A3 1.81%, 10/8/20	2,320	2,328
ARI Fleet Lease Trust Series 2016-A, Class A2 1.82%, 7/15/24 (1)	17,385	17,381
CarMax Auto Owner Trust Series 2014-1, Class B 1.69%, 8/15/19	1,070	1,070
CarMax Auto Owner Trust Series 2014-1, Class C 1.93%, 11/15/19	1,520	1,517
CarMax Auto Owner Trust Series 2016-1, Class A3 1.61%, 11/16/20	14,760	14,803
Enterprise Fleet Financing Series 2016-1, Class A2 1.83%, 9/20/21 (1)	33,105	33,008
Exeter Auto Receivables Trust Series 2014-2A, Class A 1.06%, 8/15/18 (1)	211	211
GMF Floorplan Owner Revolving Trust Series 2016-1, Class B 2.41%, 5/17/21 (1)	1,645	1,647
GMF Floorplan Owner Revolving Trust Series 2016-1, Class C 2.85%, 5/17/21 (1)	635	636
Hyundai Auto Lease Securitization Trust Series 2016-A, Class A3 1.60%, 7/15/19 (1)	10,265	10,278
Nissan Auto Receivables Owner Trust Series 2016-A, Class A3 1.34%, 10/15/20	8,860	8,865

Great America Leasing Receivables Series 2016-1, Class A3 1.73%, 6/20/19 (1)	20,525	20,416
		42,132
Other Asset-Backed Securities 1.0%		
CKE Restaurants Series 2013-1A, Class A2 4.474%, 3/20/43 (1)	15,877	15,841
DB Master Finance Series 2015-1A, Class A2I 3.262%, 2/20/45 (1)	8,068	8,099
Dominos Pizza Master Issuer Series 2012-1A, Class A2 5.216%, 1/25/42 (1)	9,814	10,090
Elara HGV Timeshare Issuer Series 2014-A, Class A 2.53%, 2/25/27 (1)	3,364	3,331
Hilton Grand Vacation Trust Series 2014-AA, Class A 1.77%, 11/25/26 (1)	4,922	4,827
Marriott Vacation Club Owner Trust Series 2013-1A, Class A 2.15%, 4/22/30 (1)	1,017	1,006
Marriott Vacation Club Owner Trust Series 2014-1A, Class A 2.25%, 9/22/31 (1)	1,465	1,434
OneMain Financial Issuance Trust Series 2016-1A, Class A 3.66%, 2/20/29 (1)	5,230	5,287
OneMain Financial Issuance Trust Series 2016-2A, Class A 4.10%, 3/20/28 (1)	5,590	5,704
Sierra Receivables Funding Series 2015-1A, Class A 2.40%, 3/22/32 (1)	8,268	8,260

Structured Agency Credit Risk Debt Notes Series 2015-HQA2, Class M1, ARM 1.596%, 5/25/28	5,568	5,566
Structured Agency Credit Risk Debt Notes Series 2016-DNA1, Class M1, ARM 1.889%, 7/25/28	16,207	16,277
Structured Agency Credit Risk Debt Notes Series 2016-HQA1, Class M1, ARM 2.196%, 9/25/28	2,335	2,348
Towd Point Mortgage Trust Series 2015-4, Class A1B, CMO, ARM 2.75%, 4/25/55 (1)	13,278	13,287
Towd Point Mortgage Trust Series 2015-5, Class A1B, CMO, ARM 2.75%, 5/25/55 (1)	12,050	12,055
WaMu Mortgage PTC Series 2005-4, Class CB1, CMO, ARM 0.896%, 6/25/35	15	11
WaMu Mortgage PTC Series 2005-AR12, Class 2A1, CMO, ARM 2.628%, 9/25/35	234	231
Wells Fargo Mortgage Backed Securities Trust Series 2004-G, Class A3, CMO, ARM 2.876%, 6/25/34	134	134
		167,480
Total Non-U.S. Government Mortgage-Backed Securities (Cost $328,235)		329,287

U.S. GOVERNMENT & AGENCY MORTGAGE-BACKED SECURITIES 0.0%

U.S. Government Agency Obligations 0.0%

Federal Home Loan Mortgage, 6.00%, 12/1/19	3	3
Federal Home Loan Mortgage, ARM 2.375%, 7/1/38	32	34

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements

T. Rowe Price Limited Duration Inflation Focused Bond Fund, Inc. (the fund), formerly the T. Rowe Price Inflation Focused Bond Fund, Inc., is registered under the Investment Company Act of 1940 (the 1940 Act) as a diversified, open-end management investment company. As of October 1, 2015, the fund is open to public investments. Previously, the fund was available for investment only by mutual funds and college savings plans managed by T. Rowe Price Associates, Inc., or its affiliates. The fund has two classes of shares: the Limited Duration Inflation Focused Bond Fund original share class, referred to in this report as the Investor Class, incepted on September 29, 2006, and the Limited Duration Inflation Focused Bond Fund –I Class (I Class), incepted on September 29, 2015. I Class shares generally are available only to investors meeting a $1,000,000 minimum investment or certain other criteria. Each class has exclusive voting rights on matters related solely to that class; separate voting rights on matters that relate to both classes; and, in all other respects, the same rights and obligations as the other class. Pursuant to shareholder approval, effective September 29, 2015, the fund’s investment objective was modified to place more emphasis on responding to inflation than minimizing fluctuations in principal value; the fund seeks a level of income that is consistent with the current rate of inflation.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 (ASC 946). The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), including, but not limited to, ASC 946. GAAP requires the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Paydown gains and losses are recorded as an adjustment to interest income. Inflation adjustments to the principal amount of inflation-indexed bonds are reflected as interest income. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions, if any, are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Income distributions are declared by each class daily and paid monthly, except for distributions of inflation adjustments, if any, which are declared and paid annually. Distributions to shareholders are recorded on the ex-dividend date. Capital gain distributions, if any, are generally declared and paid by the fund annually.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Class Accounting Shareholder servicing, prospectus, and shareholder report expenses incurred by each class are charged directly to the class to which they relate. Expenses common to both classes, investment income, and realized and unrealized gains and losses are allocated to the classes based upon the relative daily net assets of each class.

In-Kind Redemptions In accordance with guidelines described in the fund’s prospectus, and when considered to be in the best interest of all shareholders, the fund may distribute portfolio securities rather than cash as payment for a redemption of fund shares (in-kind redemption). Gains and losses realized on in-kind redemptions are not recognized for tax purposes and are reclassified from undistributed realized gain (loss) to paid-in capital. During the year ended May 31, 2016, the fund realized $634,000 of net gain on $29,889,000 of in-kind redemptions.

New Accounting Guidance In May 2015, FASB issued ASU No. 2015-07, Fair Value Measurement (Topic 820), Disclosures for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent). The ASU removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the net asset value per share practical expedient and amends certain disclosure requirements for such investments. The ASU is effective for interim and annual reporting periods beginning after December 15, 2015. Adoption will have no effect on the fund’s net assets or results of operations.

NOTE 2 - VALUATION

The fund’s financial instruments are valued and each class’s net asset value (NAV) per share is computed at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day the NYSE is open for business.

Fair Value The fund’s financial instruments are reported at fair value, which GAAP defines as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The T. Rowe Price Valuation Committee (the Valuation Committee) has been established by the fund’s Board of Directors (the Board) to ensure that financial instruments are appropriately priced at fair value in accordance with GAAP and the 1940 Act. Subject to oversight by the Board, the Valuation Committee develops and oversees pricing-related policies and procedures and approves all fair value determinations. Specifically, the Valuation Committee establishes procedures to value securities; determines pricing techniques, sources, and persons eligible to effect fair value pricing actions; oversees the selection, services, and performance of pricing vendors; oversees valuation-related business continuity practices; and provides guidance on internal controls and valuation-related matters. The Valuation Committee reports to the Board and has representation from legal, portfolio management and trading, operations, risk management, and the fund’s treasurer.

Various valuation techniques and inputs are used to determine the fair value of financial instruments. GAAP establishes the following fair value hierarchy that categorizes the inputs used to measure fair value:

Level 1 – quoted prices (unadjusted) in active markets for identical financial instruments that the fund can access at the reporting date

Level 2 – inputs other than Level 1 quoted prices that are observable, either directly or indirectly (including, but not limited to, quoted prices for similar financial instruments in active markets, quoted prices for identical or similar financial instruments in inactive markets, interest rates and yield curves, implied volatilities, and credit spreads)

Level 3 – unobservable inputs

Observable inputs are developed using market data, such as publicly available information about actual events or transactions, and reflect the assumptions that market participants would use to price the financial instrument. Unobservable inputs are those for which market data are not available and are developed using the best information available about the assumptions that market participants would use to price the financial instrument. GAAP requires valuation techniques to maximize the use of relevant observable inputs and minimize the use of unobservable inputs. When multiple inputs are used to derive fair value, the financial instrument is assigned to the level within the fair value hierarchy based on the lowest-level input that is significant to the fair value of the financial instrument. Input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level but rather the degree of judgment used in determining those values.

Valuation Techniques Debt securities generally are traded in the over-the-counter (OTC) market. Securities with remaining maturities of one year or more at the time of acquisition are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service, which considers the yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Securities with remaining maturities of less than one year at the time of acquisition generally use amortized cost in local currency to approximate fair value. However, if amortized cost is deemed not to reflect fair value or the fund holds a significant amount of such securities with remaining maturities of more than 60 days, the securities are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service. Generally, debt securities are categorized in Level 2 of the fair value hierarchy; however, to the extent the valuations include significant unobservable inputs, the securities would be categorized in Level 3.

Investments in mutual funds are valued at the mutual fund’s closing NAV per share on the day of valuation and are categorized in Level 1 of the fair value hierarchy. Exchange-traded options on futures contracts are valued at closing settlement prices and generally are categorized in Level 1 of the fair value hierarchy. Financial futures contracts are valued at closing settlement prices and are categorized in Level 1 of the fair value hierarchy. Swaps are valued at prices furnished by independent swap dealers or by an independent pricing service and generally are categorized in Level 2 of the fair value hierarchy. Assets and liabilities other than financial instruments, including short-term receivables and payables, are carried at cost, or estimated realizable value, if less, which approximates fair value.

Thinly traded financial instruments and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the Valuation Committee. The objective of any fair value pricing determination is to arrive at a price that could reasonably be expected from a current sale. Financial instruments fair valued by the Valuation Committee are primarily private placements, restricted securities, warrants, rights, and other securities that are not publicly traded.

Subject to oversight by the Board, the Valuation Committee regularly makes good faith judgments to establish and adjust the fair valuations of certain securities as events occur and circumstances warrant. For instance, in determining the fair value of troubled or thinly traded debt instruments, the Valuation Committee considers a variety of factors, which may include, but are not limited to, the issuer’s business prospects, its financial standing and performance, recent investment transactions in the issuer, strategic events affecting the company, market liquidity for the issuer, and general economic conditions and events. In consultation with the investment and pricing teams, the Valuation Committee will determine an appropriate valuation technique based on available information, which may include both observable and unobservable inputs. The Valuation Committee typically will afford greatest weight to actual prices in arm’s length transactions, to the extent they represent orderly transactions between market participants, transaction information can be reliably obtained, and prices are deemed representative of fair value. However, the Valuation Committee may also consider other valuation methods such as a discount or premium from market value of a similar, freely traded security of the same issuer; discounted cash flows; yield to maturity; or some combination. Fair value determinations are reviewed on a regular basis and updated as information becomes available, including actual purchase and sale transactions of the issue. Because any fair value determination involves a significant amount of judgment, there is a degree of subjectivity inherent in such pricing decisions, and fair value prices determined by the Valuation Committee could differ from those of other market participants. Depending on the relative significance of unobservable inputs, including the valuation technique(s) used, fair valued securities may be categorized in Level 2 or 3 of the fair value hierarchy.

Valuation Inputs The following table summarizes the fund’s financial instruments, based on the inputs used to determine their fair values on May 31, 2016:

There were no material transfers between Levels 1 and 2 during the year ended May 31, 2016.

NOTE 3 - DERIVATIVE INSTRUMENTS

During the year ended May 31, 2016, the fund invested in derivative instruments. As defined by GAAP, a derivative is a financial instrument whose value is derived from an underlying security price, foreign exchange rate, interest rate, index of prices or rates, or other variable; it requires little or no initial investment and permits or requires net settlement. The fund invests in derivatives only if the expected risks and rewards are consistent with its investment objectives, policies, and overall risk profile, as described in its prospectus and Statement of Additional Information. The fund may use derivatives for a variety of purposes, such as seeking to hedge against declines in principal value, increase yield, invest in an asset with greater efficiency and at a lower cost than is possible through direct investment, or to adjust portfolio duration and credit exposure. The risks associated with the use of derivatives are different from, and potentially much greater than, the risks associated with investing directly in the instruments on which the derivatives are based. The fund at all times maintains sufficient cash reserves, liquid assets, or other SEC-permitted asset types to cover its settlement obligations under open derivative contracts.

The fund values its derivatives at fair value and recognizes changes in fair value currently in its results of operations. Accordingly, the fund does not follow hedge accounting, even for derivatives employed as economic hedges. Generally, the fund accounts for its derivatives on a gross basis. It does not offset the fair value of derivative liabilities against the fair value of derivative assets on its financial statements, nor does it offset the fair value of derivative instruments against the right to reclaim or obligation to return collateral.

The following table summarizes the fair value of the fund’s derivative instruments held as of May 31, 2016, and the related location on the accompanying Statement of Assets and Liabilities, presented by primary underlying risk exposure:

Additionally, the amount of gains and losses on derivative instruments recognized in fund earnings during the year ended May 31, 2016, and the related location on the accompanying Statement of Operations is summarized in the following table by primary underlying risk exposure:

Counterparty Risk and Collateral The fund invests in derivatives in various markets, which expose it to differing levels of counterparty risk. Counterparty risk on exchange-traded and centrally cleared derivative contracts, such as futures, exchange-traded options, and centrally cleared swaps, is minimal because the clearinghouse provides protection against counterparty defaults. For futures and centrally cleared swaps, the fund is required to deposit collateral in an amount equal to a certain percentage of the contract value (margin requirement), and the margin requirement must be maintained over the life of the contract. Each clearing broker, in its sole discretion, may adjust the margin requirements applicable to the fund.

Derivatives, such as bilateral swaps, forward currency exchange contracts, and OTC options, that are transacted and settle directly with a counterparty (bilateral derivatives) expose the fund to greater counterparty risk. To mitigate this risk, the fund has entered into master netting arrangements (MNAs) with certain counterparties that permit net settlement under specified conditions and, for certain counterparties, also provide collateral agreements. MNAs may be in the form of International Swaps and Derivatives Association master agreements (ISDAs) or foreign exchange letter agreements (FX letters).

MNAs govern the ability to offset amounts the fund owes a counterparty against amounts the counterparty owes the fund (net settlement). Both ISDAs and FX letters generally allow net settlement in the event of contract termination and permit termination by either party prior to maturity upon the occurrence of certain stated events, such as failure to pay or bankruptcy. In addition, ISDAs specify other events, the occurrence of which would allow one of the parties to terminate. For example, a downgrade in credit rating of a counterparty would allow the fund to terminate while a decline in the fund’s net assets of more than a certain percentage would allow the counterparty to terminate. Upon termination, all bilateral derivatives with that counterparty would be liquidated and a net amount settled. ISDAs typically include collateral agreements whereas FX letters do not. Collateral requirements are determined based on the net aggregate unrealized gain or loss on all bilateral derivatives with each counterparty, subject to minimum transfer amounts that typically range from $100,000 to $250,000. Any additional collateral required due to changes in security values is transferred the next business day.

Collateral may be in the form of cash or debt securities issued by the U.S. government or related agencies. Cash and currencies posted by the fund are reflected as cash deposits in the accompanying financial statements and generally are restricted from withdrawal by the fund; securities posted by the fund are so noted in the accompanying Portfolio of Investments; both remain in the fund’s assets. Collateral pledged by counterparties is not included in the fund’s assets because the fund does not obtain effective control over those assets. For bilateral derivatives, collateral posted or received by the fund is held in a segregated account by the fund’s custodian. As of May 31, 2016, securities valued at $102,000 had been posted by the fund to counterparties for bilateral derivatives. As of May 31, 2016, collateral pledged by counterparties to the fund for bilateral derivatives consisted of securities valued at $390,000. As of May 31, 2016, securities valued at $6,638,000 had been posted by the fund for exchange-traded and/or centrally cleared derivatives.

Forward Currency Exchange Contracts The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. It uses forward currency exchange contracts (forwards) primarily to protect its non-U.S. dollar-denominated securities from adverse currency movements relative to the U.S. dollar. A forward involves an obligation to purchase or sell a fixed amount of a specific currency on a future date at a price set at the time of the contract. Although certain forwards may be settled by exchanging only the net gain or loss on the contract, most forwards are settled with the exchange of the underlying currencies in accordance with the specified terms. Forwards are valued at the unrealized gain or loss on the contract, which reflects the net amount the fund either is entitled to receive or obligated to deliver, as measured by the difference between the forward exchange rates at the date of entry into the contract and the forward rates at the reporting date. Appreciated forwards are reflected as assets and depreciated forwards are reflected as liabilities on the accompanying Statement of Assets and Liabilities. Risks related to the use of forwards include the possible failure of counterparties to meet the terms of the agreements; that anticipated currency movements will not occur, thereby reducing the fund’s total return; and the potential for losses in excess of the fund’s initial investment. During the year ended May 31, 2016, the volume of the fund’s activity in forwards, based on underlying notional amounts, was generally between 0% and 3% of net assets.

Futures Contracts The fund is subject to interest rate risk in the normal course of pursuing its investment objectives and uses futures contracts to help manage such risk. The fund may enter into futures contracts to manage exposure to interest rate and yield curve movements, security prices, foreign currencies, credit quality, and mortgage prepayments; as an efficient means of adjusting exposure to all or part of a target market; to enhance income; as a cash management tool; or to adjust portfolio duration and credit exposure. A futures contract provides for the future sale by one party and purchase by another of a specified amount of a specific underlying financial instrument at an agreed-upon price, date, time, and place. The fund currently invests only in exchange-traded futures, which generally are standardized as to maturity date, underlying financial instrument, and other contract terms. Payments are made or received by the fund each day to settle daily fluctuations in the value of the contract (variation margin), which reflect changes in the value of the underlying financial instrument. Variation margin is recorded as unrealized gain or loss until the contract is closed. The value of a futures contract included in net assets is the amount of unsettled variation margin; net variation margin receivable is reflected as an asset, and net variation margin payable is reflected as a liability on the accompanying Statement of Assets and Liabilities. Risks related to the use of futures contracts include possible illiquidity of the futures markets, contract prices that can be highly volatile and imperfectly correlated to movements in hedged security values and/or interest rates, and potential losses in excess of the fund’s initial investment. During the year ended May 31, 2016, the volume of the fund’s activity in futures, based on underlying notional amounts, was generally between 4% and 26% of net assets.

Options The fund is subject to interest rate risk in the normal course of pursuing its investment objectives and uses options to help manage such risk. The fund may use options to manage exposure to security prices, interest rates, foreign currencies, and credit quality; as an efficient means of adjusting exposure to all or a part of a target market; to enhance income; as a cash management tool; or to adjust credit exposure. Options are included in net assets at fair value, purchased options are included in Investments in Securities, and written options are separately reflected as a liability on the accompanying Statement of Assets and Liabilities. Premiums on unexercised, expired options are recorded as realized gains or losses; premiums on exercised options are recorded as an adjustment to the proceeds from the sale or cost of the purchase. The difference between the premium and the amount received or paid in a closing transaction is also treated as realized gain or loss. In return for a premium paid, call and put options on futures give the holder the right, but not the obligation, to purchase or sell, respectively, a position in a particular futures contract at a specified exercise price. Risks related to the use of options include possible illiquidity of the options markets; trading restrictions imposed by an exchange or counterparty; movements in the underlying asset values and/or interest rates; and, for written options, potential losses in excess of the fund’s initial investment. During the year ended May 31, 2016, the volume of the fund’s activity in options, based on underlying notional amounts, was generally between 0% and 8% of net assets. Transactions in written options and related premiums received during the year ended May 31, 2016, were as follows:

Swaps The fund is subject to inflation risk in the normal course of pursuing its investment objectives and uses swap contracts to help manage such risk. The fund may use swaps in an effort to manage exposure to changes in interest rates, inflation rates, and credit quality; to adjust overall exposure to certain markets; to enhance total return or protect the value of portfolio securities; to serve as a cash management tool; or to adjust portfolio duration and credit exposure. Swap agreements can be settled either directly with the counterparty (bilateral swap) or through a central clearinghouse (centrally cleared swap). Fluctuations in the fair value of a contract are reflected in unrealized gain or loss and are reclassified to realized gain or loss upon contract termination or cash settlement. Net periodic receipts or payments required by a contract increase or decrease, respectively, the value of the contract until the contractual payment date, at which time such amounts are reclassified from unrealized to realized gain or loss. For bilateral swaps, cash payments are made or received by the fund on a periodic basis in accordance with contract terms; unrealized gain on contracts and premiums paid are reflected as assets and unrealized loss on contracts and premiums received are reflected as liabilities on the accompanying Statement of Assets and Liabilities. For centrally cleared swaps, payments are made or received by the fund each day to settle the daily fluctuation in the value of the contract (variation margin). Accordingly, the value of a centrally cleared swap included in net assets is the unsettled variation margin; net variation margin receivable is reflected as an asset and net variation margin payable is reflected as a liability on the accompanying Statement of Assets and Liabilities.

Zero-coupon inflation swaps are agreements to exchange cash flows, on the contract’s maturity date, based on the difference between a predetermined fixed rate and the cumulative change in the consumer price index, both applied to a notional principal amount for a specified period of time. Risks related to the use of zero-coupon inflation swaps include the potential for unanticipated movements in inflation rates, the possible failure of a counterparty to perform in accordance with the terms of the swap agreements, potential government regulation that could adversely affect the fund’s swap investments, and potential losses in excess of the fund’s initial investment.

During the year ended May 31, 2016, the volume of the fund’s activity in swaps, based on underlying notional amounts, was generally between 0% and 6% of net assets.

NOTE 4 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Restricted Securities The fund may invest in securities that are subject to legal or contractual restrictions on resale. Prompt sale of such securities at an acceptable price may be difficult and may involve substantial delays and additional costs.

Mortgage-Backed Securities The fund may invest in mortgage-backed securities (MBS or pass-through certificates) that represent an interest in a pool of specific underlying mortgage loans and entitle the fund to the periodic payments of principal and interest from those mortgages. MBS may be issued by government agencies or corporations, or private issuers. Most MBS issued by government agencies are guaranteed; however, the degree of protection differs based on the issuer. MBS are sensitive to changes in economic conditions that affect the rate of prepayments and defaults on the underlying mortgages; accordingly, the value, income, and related cash flows from MBS may be more volatile than other debt instruments.

Other Purchases and sales of portfolio securities other than short-term and U.S. government securities aggregated $1,428,833,000 and $1,867,198,000, respectively, for the year ended May 31, 2016. Purchases and sales of U.S. government securities aggregated $6,553,278,000 and $5,816,134,000, respectively, for the year ended May 31, 2016.

NOTE 5 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences.

The fund files U.S. federal, state, and local tax returns as required. The fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Reclassifications to paid-in capital relate primarily to the current net operating loss. Reclassifications between income and gain relate primarily to inflation adjustments on Treasury inflation-protected securities. For the year ended May 31, 2016, the following reclassifications were recorded to reflect tax character (there was no impact on results of operations or net assets):

There were no distributions in the year ended May 31, 2016. Distributions during the year ended May 31, 2015, totaled $27,174,000, and were characterized as ordinary income for tax purposes. At May 31, 2016, the tax-basis cost of investments and components of net assets were as follows:

The fund intends to retain realized gains to the extent of available capital loss carryforwards. Net realized capital losses may be carried forward indefinitely to offset future realized capital gains

NOTE 6 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). The investment management agreement between the fund and Price Associates provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.05% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.275% for assets in excess of $400 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At May 31, 2016, the effective annual group fee rate was 0.29%. Prior to September 1, 2015, the fund operated under an all-inclusive annual fee equal to 0.50% of the fund’s average daily net assets which covered investment management, shareholder servicing, transfer agency, accounting, and custody services provided to the fund, as well as fund directors’ fees and expenses.

Effective September 1, 2015, the Investor Class is subject to a contractual expense limitation through September 30, 2017. During the limitation period, Price Associates is required to waive its management fee or pay any expenses, excluding interest, taxes, brokerage commissions, and extraordinary expenses, that would otherwise cause the class’s ratio of annualized total expenses to average net assets (expense ratio) to exceed its expense limitation of 0.50%. The class is required to repay Price Associates for expenses previously waived/paid to the extent the class’s net assets grow or expenses decline sufficiently to allow repayment without causing the class’s expense ratio to exceed its expense limitation. However, no repayment will be made more than three years after the date of a payment or waiver.

The I Class is also subject to an operating expense limitation (I Class limit) pursuant to which Price Associates is contractually required to pay all operating expenses of the I Class, excluding management fees, interest, borrowing-related expenses, taxes, brokerage commissions, and extraordinary expenses, to the extent such operating expenses, on an annualized basis, exceed 0.05% of average net assets. This agreement will continue until September 30, 2017, and may be renewed, revised or revoked only with approval of the fund’s Board. The I Class is required to repay Price Associates for expenses previously paid to the extent the class’s net assets grow or expenses decline sufficiently to allow repayment without causing the class’s operating expenses to exceed the I Class limit. However, no repayment will be made more than three years after the date of a payment or waiver. For the year ended May 31, 2016, the I Class operated below its expense limitation.

Pursuant to these agreements, $520,000 of expenses were waived/paid by Price Associates during the year ended May 31, 2016 and remain subject to repayment by the fund.

In addition, the fund has entered into service agreements with Price Associates and a wholly owned subsidiary of Price Associates (collectively, Price). Price Associates provides certain accounting and administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend-disbursing agent. From September 1, 2015 through May 31, 2016, expenses incurred pursuant to these service agreements were $39,000 for Price Associates and $4,000 for T. Rowe Price Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

Additionally, the fund is one of several mutual funds in which certain college savings plans managed by Price Associates may invest. As approved by the fund’s Board of Directors, shareholder servicing costs associated with each college savings plan are borne by the fund in proportion to the average daily value of its shares owned by the college savings plan. From September 1, 2015 through May 31, 2016, the fund was charged $1,174,000 for shareholder servicing costs related to the college savings plans, of which $874,000 was for services provided by Price. The amount payable at period-end pursuant to this agreement is reflected as Due to Affiliates in the accompanying financial statements. Prior to September 1, 2015, shareholder servicing costs allocated to the fund were borne by Price Associates, pursuant to the fund’s all-inclusive fee agreement. At May 31, 2016, approximately 16% of the outstanding shares of the Investor Class were held by college savings plans.

The fund is also one of several mutual funds sponsored by Price Associates (underlying Price funds) in which the T. Rowe Price Spectrum Funds (Spectrum Funds), as well as the T. Rowe Price Retirement Funds (Retirement Funds) and T. Rowe Price Target Funds (Target Funds) may invest. Neither the Spectrum Funds, the Retirement Funds, nor the Target Funds invest in the underlying Price funds for the purpose of exercising management or control. Pursuant to separate special servicing agreements, expenses associated with the operation of the Spectrum Funds and Retirement Funds are borne by each underlying Price fund to the extent of estimated savings to it and in proportion to the average daily value of its shares owned by the Spectrum Funds and Retirement Funds, respectively. Prior to February 1, 2016, the Target Funds were subject to the same special servicing arrangement; thus expenses associated with the operation of the Target Funds prior to that date were borne by the underlying Price Funds. Effective February 1, 2016, expenses associated with the operation of the Target Funds are borne by the Target Funds. Expenses allocated under these special servicing agreements are reflected as shareholder servicing expenses in the accompanying financial statements. From September 1, 2015 through May 31, 2016, the fund was allocated $122,000 of Spectrum Funds’ expenses, $7,289,000 of Retirement Funds’ expenses, and $145,000 of Target Funds’ expenses. Of these amounts, $3,051,000 related to services provided by Price. At period-end, the amount payable to Price pursuant to this agreement is reflected as Due to Affiliates in the accompanying financial statements. Prior to September 1, 2015, expenses allocated to the fund under these special servicing agreements were borne by Price Associates, pursuant to its all-inclusive fee agreement. At May 31, 2016, approximately 84% of the outstanding shares of the Investor Class were held by the Spectrum Funds, and Retirement Funds, and approximately 54% of the outstanding shares of the I Class were held by the Target Funds.

In addition, other mutual funds, trusts, and other accounts managed by Price Associates or its affiliates (collectively, Price funds and accounts) may invest in the fund; however, no Price fund or account may invest for the purpose of exercising management or control over the fund. At May 31, 2016, approximately 46% of the I Class’s outstanding shares were held by Price funds and accounts.

The fund may invest in the T. Rowe Price Reserve Investment Fund, the T. Rowe Price Government Reserve Investment Fund, or the T. Rowe Price Short-Term Reserve Fund (collectively, the Price Reserve Investment Funds), open-end management investment companies managed by Price Associates and considered affiliates of the fund. The Price Reserve Investment Funds are offered as short-term investment options to mutual funds, trusts, and other accounts managed by Price Associates or its affiliates and are not available for direct purchase by members of the public. The Price Reserve Investment Funds pay no investment management fees.

The fund may participate in securities purchase and sale transactions with other funds or accounts advised by Price Associates (cross trades), in accordance with procedures adopted by the fund’s Board and Securities and Exchange Commission rules, which require, among other things, that such purchase and sale cross trades be effected at the independent current market price of the security. During the year ended May 31, 2016, the fund had no purchases or sales cross trades with other funds or accounts advised by Price Associates.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of T. Rowe Price Limited
Duration Inflation Focused Bond Fund, Inc. (formerly known as T. Rowe Price
Inflation Focused Bond Fund, Inc.)

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the T. Rowe Price Limited Duration Inflation Focused Bond Fund, Inc. (the “Fund”) (formerly known as T. Rowe Price Inflation Focused Bond Fund, Inc.) at May 31, 2016, the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 2016 by correspondence with the custodian and brokers, and confirmation of the underlying fund by correspondence with the transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Baltimore, Maryland
July 19, 2016

Information on Proxy Voting Policies, Procedures, and Records

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information. You may request this document by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov.

The description of our proxy voting policies and procedures is also available on our website, troweprice.com. To access it, click on the words “Social Responsibility” at the top of our corporate homepage. Next, click on the words “Conducting Business Responsibly” on the left side of the page that appears. Finally, click on the words “Proxy Voting Policies” on the left side of the page that appears.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through our website, follow the above directions to reach the “Conducting Business Responsibly” page. Click on the words “Proxy Voting Records” on the left side of that page, and then click on the “View Proxy Voting Records” link at the bottom of the page that appears.

How to Obtain Quarterly Portfolio Holdings

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s website (sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 100 F St. N.E., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

Approval of Investment Management Agreement

On March 11, 2016, the fund’s Board of Directors (Board), including a majority of the fund’s independent directors, approved the continuation of the investment management agreement (Advisory Contract) between the fund and its investment advisor, T. Rowe Price Associates, Inc. (Advisor). In connection with its deliberations, the Board requested, and the Advisor provided, such information as the Board (with advice from independent legal counsel) deemed reasonably necessary. The Board considered a variety of factors in connection with its review of the Advisory Contract, also taking into account information provided by the Advisor during the course of the year, as discussed below:

Services Provided by the Advisor
The Board considered the nature, quality, and extent of the services provided to the fund by the Advisor. These services included, but were not limited to, directing the fund’s investments in accordance with its investment program and the overall management of the fund’s portfolio, as well as a variety of related activities such as financial, investment operations, and administrative services; compliance; maintaining the fund’s records and registrations; and shareholder communications. The Board also reviewed the background and experience of the Advisor’s senior management team and investment personnel involved in the management of the fund, as well as the Advisor’s compliance record. The Board concluded that it was satisfied with the nature, quality, and extent of the services provided by the Advisor.

Investment Performance of the Fund
The Board reviewed the fund’s three-month, one-year, and year-by-year returns, as well as the fund’s average annualized total returns over the three-year, five-year, and since-inception periods, and compared these returns with a wide variety of comparable performance measures and market data, including those supplied by Lipper and Morningstar, which are independent providers of mutual fund data.

On the basis of this evaluation and the Board’s ongoing review of investment results, and factoring in the relative market conditions during certain of the performance periods, the Board concluded that the fund’s performance was satisfactory.

Costs, Benefits, Profits, and Economies of Scale
The Board reviewed detailed information regarding the revenues received by the Advisor under the Advisory Contract and other benefits that the Advisor (and its affiliates) may have realized from its relationship with the fund, including any research received under “soft dollar” agreements and commission-sharing arrangements with broker-dealers. The Board considered that the Advisor may receive some benefit from soft-dollar arrangements pursuant to which research is received from broker-dealers that execute the applicable fund’s portfolio transactions. The Board received information on the estimated costs incurred and profits realized by the Advisor from managing T. Rowe Price mutual funds. The Board also reviewed estimates of the profits realized from managing the fund in particular, and the Board concluded that the Advisor’s profits were reasonable in light of the services provided to the fund.

The Board also considered whether the fund benefits under the fee levels set forth in the Advisory Contract from any economies of scale realized by the Advisor. Under the Advisory Contract, the fund pays a fee to the Advisor for investment management services composed of two components—a group fee rate based on the combined average net assets of most of the T. Rowe Price mutual funds (including the fund) that declines at certain asset levels and an individual fund fee rate based on the fund’s average daily net assets—and the fund pays its own expenses of operations (subject to a contractual total expense ratio limitation on the total expense ratio with respect to the Investor Class and a contractual expense limitation on operating expenses with respect to the I Class). The Board also noted that the fund amended its Advisory Contract effective September 1, 2015. Prior to September 1, 2015, the fund paid the Advisor a single fee, or all-inclusive management fee, which included investment management services and provided for the Advisor to pay all of the fund’s ordinary, recurring operating expenses except for interest, taxes, portfolio transaction fees, and any nonrecurring extraordinary expenses that may arise. The Board concluded that the advisory fee structure for the fund continued to provide for a reasonable sharing of benefits from any economies of scale with the fund’s investors.

Fees
The Board was provided with information regarding industry trends in management fees and expenses, and the Board reviewed the fund’s management fee rate, operating expenses, and total expense ratio (for the Investor Class and I Class) in comparison with fees and expenses of other comparable funds based on information and data supplied by Lipper. The information provided to the Board indicated that the fund’s management fee rate was above the median for certain groups of comparable funds and at or below the median for other groups of comparable funds. After including fee waivers and/or expenses paid by the Advisor pursuant to the contractual expense limitations, the information also indicated that the total expense ratio for the Investor Class was at or below the median for comparable funds and the total expense ratio for the I Class was below the median for comparable funds.

The Board also reviewed the fee schedules for institutional accounts (including subadvised mutual funds) and private accounts with similar mandates that are advised or subadvised by the Advisor and its affiliates. Management provided the Board with information about the Advisor’s responsibilities and services provided to subadvisory and other institutional account clients, including information about how the requirements and economics of the institutional business differ from those of the Advisor’s proprietary mutual fund business. The Board considered information showing that the Advisor’s proprietary mutual fund business is generally more complex from a business and compliance perspective than its institutional account business and considered various other relevant factors, including the broader scope of operations and oversight, more extensive shareholder communication infrastructure, greater asset flows, heightened business risks, and differences in applicable laws and regulations associated with the Advisor’s proprietary mutual fund business. In assessing the reasonableness of the fund’s management fee rate, the Board considered the differences in the nature of the services required for the Advisor to manage its proprietary mutual fund business versus managing a discrete pool of assets as a subadvisor to another institution’s mutual fund or for another institutional account, and the degree to which the Advisor performs significant additional services and assumes greater risk in managing the fund and other T. Rowe Price mutual funds than it does for institutional account clients.

On the basis of the information provided and the factors considered, the Board concluded that the fees paid by the fund under the Advisory Contract are reasonable.

Approval of the Advisory Contract
As noted, the Board approved the continuation of the Advisory Contract. No single factor was considered in isolation or to be determinative to the decision. Rather, the Board concluded, in light of a weighting and balancing of all factors considered, that it was in the best interests of the fund and its shareholders for the Board to approve the continuation of the Advisory Contract (including the fees to be charged for services thereunder). The independent directors were advised throughout the process by independent legal counsel.

About the Fund’s Directors and Officers

Your fund is overseen by a Board of Directors (Board) that meets regularly to review a wide variety of matters affecting or potentially affecting the fund, including performance, investment programs, compliance matters, advisory fees and expenses, service providers, and business and regulatory affairs. The Board elects the fund’s officers, who are listed in the final table. At least 75% of the Board’s members are independent of T. Rowe Price Associates, Inc. (T. Rowe Price), and its affiliates; “inside” or “interested” directors are employees or officers of T. Rowe Price. The business address of each director and officer is 100 East Pratt Street, Baltimore, Maryland 21202. The Statement of Additional Information includes additional information about the fund directors and is available without charge by calling a T. Rowe Price representative at 1-800-638-5660.

Independent Directors

Name
(Year of Birth)
Year Elected*
[Number of T. Rowe Price	Principal Occupation(s) and Directorships of Public Companies and
Portfolios Overseen]	Other Investment Companies During the Past Five Years

William R. Brody, M.D., Ph.D.	President and Trustee, Salk Institute for Biological Studies (2009 to
(1944)	present); Director, BioMed Realty Trust (2013 to 2016); Chairman
2009	of the Board, Mesa Biotech, a molecular diagnostic company
[185]	(March 2016 to present); Director, Novartis, Inc. (2009 to 2014);
Director, IBM (2007 to present)

Anthony W. Deering	Chairman, Exeter Capital, LLC, a private investment firm (2004 to
(1945)	present); Director, Brixmor Real Estate Investment Trust (2012 to
2006	present); Director and Advisory Board Member, Deutsche Bank
[185]	North America (2004 to present); Director, Under Armour (2008 to present); Director, Vornado Real Estate Investment Trust (2004
to 2012)

Bruce W. Duncan	President, Chief Executive Officer, and Director (2009 to present)
(1951)	and Chairman of the Board (January 2016 to present), First Industrial
2013	Realty Trust, an owner and operator of industrial properties;
[185]	Chairman of the Board (2005 to present) and Director (1999 to present), Starwood Hotels & Resorts, a hotel and leisure company

Robert J. Gerrard, Jr.	Advisory Board Member, Pipeline Crisis/Winning Strategies, a
(1952)	collaborative working to improve opportunities for young African
2013	Americans (1997 to present)
[185]

Paul F. McBride	Advisory Board Member, Vizzia Technologies (2015 to present)
(1956)
2013
[185]

Cecilia E. Rouse, Ph.D.	Dean, Woodrow Wilson School (2012 to present); Professor and
(1963)	Researcher, Princeton University (1992 to present); Director, MDRC,
2013	a nonprofit education and social policy research organization (2011
[185]	to present); Member of National Academy of Education (2010 to present); Research Associate of Labor Program (2011 to present)
and Board Member (2015 to present), National Bureau of Economic
Research (2011 to present); Chair of Committee on the Status of
Minority Groups in the Economic Profession (2012 to present) and
Vice President (2015 to present), American Economic Association

John G. Schreiber	Owner/President, Centaur Capital Partners, Inc., a real estate
(1946)	investment company (1991 to present); Cofounder, Partner, and
2006	Cochairman of the Investment Committee, Blackstone Real Estate
[185]	Advisors, L.P. (1992 to 2015); Director, General Growth Properties,
Inc. (2010 to 2013); Director, Blackstone Mortgage Trust, a real estate financial company (2012 to 2016); Director and Chairman of the Board, Brixmor Property Group, Inc. (2013 to present); Director,
Hilton Worldwide (2013 to present); Director, Hudson Pacific
Properties (2014 to 2016)

Mark R. Tercek	President and Chief Executive Officer, The Nature Conservancy
(1957)	(2008 to present)
2009
[185]

*Each independent director serves until retirement, resignation, or election of a successor.

Inside Directors

Name
(Year of Birth)
Year Elected*
[Number of T. Rowe Price	Principal Occupation(s) and Directorships of Public Companies and
Portfolios Overseen]	Other Investment Companies During the Past Five Years

Edward C. Bernard	Director and Vice President, T. Rowe Price; Vice Chairman of the
(1956)	Board, Director, and Vice President, T. Rowe Price Group, Inc.;
2006	Chairman of the Board, Director, and President, T. Rowe Price
[185]	Investment Services, Inc.; Chairman of the Board and Director,
T. Rowe Price Retirement Plan Services, Inc., and T. Rowe Price
Services, Inc.; Chairman of the Board, Chief Executive Officer,
Director, and President, T. Rowe Price International and T. Rowe
Price Trust Company; Chairman of the Board, all funds

Edward A. Wiese, CFA	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., T. Rowe
(1959)	Price International, and T. Rowe Price Trust Company
2015
[54]

*Each inside director serves until retirement, resignation, or election of a successor.

Officers

Name (Year of Birth)
Position Held With Limited Duration Inflation
Focused Bond Fund	Principal Occupation(s)

Stephen L. Bartolini, CFA (1977)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Darrell N. Braman (1963)	Vice President, Price Hong Kong, Price
Vice President and Secretary	Singapore, T. Rowe Price, T. Rowe Price Group,
Inc., T. Rowe Price International, T. Rowe Price
Investment Services, Inc., and T. Rowe Price
Services, Inc.

Brian J. Brennan, CFA (1964)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., T. Rowe Price International, and
T. Rowe Price Trust Company

Jerome A. Clark, CFA (1961)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., T. Rowe Price Investment Services,
Inc., and T. Rowe Price Trust Company

John R. Gilner (1961)	Chief Compliance Officer and Vice President,
Chief Compliance Officer	T. Rowe Price; Vice President, T. Rowe Price
Group, Inc., and T. Rowe Price Investment
Services, Inc.

Geoffrey M. Hardin (1971)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Paul J. Krug, CPA (1964)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

Wyatt A. Lee, CFA (1971)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

Catherine D. Mathews (1963)	Vice President, T. Rowe Price, T. Rowe Price
Treasurer and Vice President	Group, Inc., and T. Rowe Price Trust Company

Andrew C. McCormick (1960)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

Cheryl A. Mickel, CFA (1967)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

David Oestreicher (1967)	Director, Vice President, and Secretary, T. Rowe
Vice President	Price Investment Services, Inc., T. Rowe
Price Retirement Plan Services, Inc., T. Rowe
Price Services, Inc., and T. Rowe Price Trust
Company; Chief Legal Officer, Vice President,
and Secretary, T. Rowe Price Group, Inc.; Vice
President and Secretary, T. Rowe Price and
T. Rowe Price International; Vice President,
Price Hong Kong and Price Singapore

John W. Ratzesberger (1975)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company;
formerly, North American Head of Listed
Derivatives Operation, Morgan Stanley (to 2013)

Shannon H. Rauser (1987)	Employee, T. Rowe Price
Assistant Secretary

Vernon A. Reid, Jr. (1954)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Michael F. Reinartz (1973)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

Deborah D. Seidel (1962)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., T. Rowe Price Investment Services,
Inc., and T. Rowe Price Services, Inc.

Rebecca L. Setcavage (1982)	Vice President, T. Rowe Price
Vice President

Daniel O. Shackelford, CFA (1958)	Vice President, T. Rowe Price, T. Rowe Price
President	Group, Inc., and T. Rowe Price Trust Company

Scott D. Solomon, CFA (1981)	Vice President, T. Rowe Price
Vice President

Jeffrey T. Zoller (1970)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	International, and T. Rowe Price Trust Company

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least 5 years.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Directors/Trustees has determined that Mr. Bruce W. Duncan qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Duncan is considered independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) – (d) Aggregate fees billed for the last two fiscal years for professional services rendered to, or on behalf of, the registrant by the registrant’s principal accountant were as follows:

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant’s financial statements and specifically include the issuance of a report on internal controls and, if applicable, agreed-upon procedures related to fund acquisitions. Tax fees include amounts related to services for tax compliance, tax planning, and tax advice. The nature of these services specifically includes the review of distribution calculations and the preparation of Federal, state, and excise tax returns. All other fees include the registrant’s pro-rata share of amounts for agreed-upon procedures in conjunction with service contract approvals by the registrant’s Board of Directors/Trustees.

(e)(1) The registrant’s audit committee has adopted a policy whereby audit and non-audit services performed by the registrant’s principal accountant for the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant require pre-approval in advance at regularly scheduled audit committee meetings. If such a service is required between regularly scheduled audit committee meetings, pre-approval may be authorized by one audit committee member with ratification at the next scheduled audit committee meeting. Waiver of pre-approval for audit or non-audit services requiring fees of a de minimis amount is not permitted.

     (2) No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $2,409,000 and $2,554,000, respectively.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant’s audit committee. Accordingly, these services were considered by the registrant’s audit committee in maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is attached.

    (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

    (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Limited Duration Inflation Focused Bond Fund, Inc.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date July 19, 2016

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date July 19, 2016

	By	/s/ Catherine D. Mathews
Catherine D. Mathews
Principal Financial Officer

Date July 19, 2016